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                                                                    Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 19, 1999 included in this Form 8-K/A of Power One, Inc. filed April 14, 1999.


                                       /s/ ARTHUR ANDERSEN LLP
                                       ------------------------
                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 14, 1999